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                                                                      EXHIBIT 23

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Ruddick Corporation's previously filed Registration Statements on Form S-8, Registration No. 33-26302 and No. 33-56567.

                                                             ARTHUR ANDERSEN LLP

Charlotte, North Carolina,
December 27, 1995